UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20599

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 2004

BASSETT FURNITURE INDUSTRIES, INCORPORATED

(Exact name of registrant as specified in its charter)

VIRGINIA	0-209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3525 FAIRYSTONE PARK HIGHWAY BASSETT, VIRGINIA	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 276/629-6000

Item 9. Regulation FD Disclosure

The following information is being furnished pursuant to both this Item 9 and Item 12 Results of Operations and Financial Condition.

Audited financial statements of the Bassett Industries Alternative Asset Fund, L.P. are attached as Exhibit 99 hereto.

Item 12. Results of Operations and Financial Condition.

The information furnished in Item 9 above is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: June 30, 2004	By:	/s/ Barry C. Safrit
Barry C. Safrit
	Title:	Vice President, Chief Financial Officer

Exhibit Index

Exhibit No. 99	Bassett Industries Alternative Asset Fund, L.P - Financial Statements for the Year Ended December 31, 2003 with Independent Auditors’ Report.